UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2021

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-35784	98-0691007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	NCLH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 17 and 18, 2021, NCL Corporation Ltd. (“NCLC”), a subsidiary of Norwegian Cruise Line Holdings Ltd. (“NCLH”), amended all of the export-credit backed facilities detailed below to defer amortization payments aggregating approximately $680 million through March 31, 2022 and/or make certain changes in respect of covenants and undertakings contained therein.

Seven Seas Explorer

NCLC entered into an amendment and restatement agreement (the “Explorer Amendment Agreement”), dated as of February 17, 2021 and effective as of February 19, 2021, among Explorer New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLH, Seven Seas Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank PLC, and KfW IPEX-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which amends and restates the Loan Agreement, dated as of July 31, 2013 (as amended by an amendment and restatement agreement dated as of October 31, 2014, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Explorer Amendment Agreement, the “Explorer Credit Facility”), among Explorer New Build, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank Plc, and KfW IPEX-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee. The Explorer Amendment Agreement provides that, among other things, (a) amortization payments due from April 1, 2021 to March 31, 2022 (the “Deferral Period”) on the loans under the Explorer Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Explorer Credit Facility (the “Deferred Explorer Loans”). The Deferred Explorer Loans will accrue interest at a floating rate per annum based on six-month LIBOR (or replacement rate) plus a margin of 3.00%. After the end of the Deferral Period, the Deferred Explorer Loans will amortize in an aggregate principal amount equal to 20% per annum of the Deferred Explorer Loans, in semiannual installments. In addition, from the Explorer Amendment Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Explorer Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Explorer Amendment Agreement also makes certain other changes to the Explorer Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Explorer Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Seven Seas Splendor

NCLC entered into an amendment and restatement agreement (the “Explorer II Amendment Agreement”), dated as of February 17, 2021 and effective as of February 19, 2021, among Explorer II New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLH, Seven Seas Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank PLC, and KfW IPEX-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which amends and restates the Loan Agreement, dated as of March 30, 2016 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Explorer II Amendment Agreement, the “Explorer II Credit Facility”), among Explorer II New Build, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank Plc, and KfW IPEX-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee. The Explorer II Amendment Agreement provides that, among other things, (a) amortization payments due during the Deferral Period on the loans under the Explorer II Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Explorer II Credit Facility (the “Deferred Explorer II Loans”). The Deferred Explorer II Loans will accrue interest at a floating rate per annum based on six-month LIBOR (or replacement rate) plus a margin of 1.95%. After the end of the Deferral Period, the Deferred Explorer II Loans will amortize in an aggregate principal amount equal to 20% per annum of the Deferred Explorer II Loans, in semiannual installments. In addition, from the Explorer II Amendment Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Explorer II Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Explorer II Amendment Agreement also makes certain other changes to the Explorer II Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Explorer II Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Riviera

NCLC entered into an amendment and restatement agreement (the “Riviera Amendment Agreement”), dated as of February 17, 2021 and effective as of February 19, 2021, among Riviera New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLH, Oceania Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, which amends and restates the Loan Agreement, dated as of July 18, 2008 (as amended by an amendment and restatement agreement dated October 25, 2010, a side letter dated March 29, 2012, an amendment and restatement agreement dated October 31, 2014, and a framework agreement dated January 31, 2018, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Riviera Amendment Agreement, the “Riviera Credit Facility”), among Riviera New Build, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent. The Riviera Amendment Agreement provides that, among other things, (a) amortization payments due during the Deferral Period on the loans under the Riviera Credit Facility will be deferred, (b) the principal amount so deferred will constitute a separate tranche of loans under the Riviera Credit Facility (the “Deferred Riviera Loans”) and (c) a repayment made prior to the effective date of the Riviera Amendment Agreement and during the Deferral Period shall be reimbursed to Riviera New Build, LLC. The Deferred Riviera Loans will accrue interest at a floating rate per annum based on six-month LIBOR (or replacement rate) plus a margin of 0.75%. After the end of the Deferral Period, the Deferred Riviera Loans will amortize in an aggregate principal amount equal to 20% per annum of the Deferred Riviera Loans, in semiannual installments. The final repayment installment of the Deferred Riviera Loans falls due later than the maturity of the existing Riviera Credit Facility. In addition, from the Rivera Amendment Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Riviera Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Riviera Amendment Agreement also makes certain other changes to the Riviera Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Riviera Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Marina

NCLC entered into an amendment and restatement agreement (the “Marina Amendment Agreement”), dated as of February 17, 2021 and effective as of February 19, 2021, among Marina New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLH, Oceania Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, which amends and restates the Loan Agreement, dated as of July 18, 2008 (as amended by an amendment and restatement agreement dated October 25, 2010, as amended and restated by an amendment and restatement agreement dated October 31, 2014, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Marina Amendment Agreement, the “Marina Credit Facility”), among Marina New Build, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent. The Marina Amendment Agreement provides that, among other things, (a) amortization payments due during the Deferral Period on the loans under the Marina Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Marina Credit Facility (the “Deferred Marina Loans”). The Deferred Marina Loans will accrue interest at a floating rate per annum based on six-month LIBOR (or replacement rate) plus a margin of 0.75%. After the end of the Deferral Period, the Deferred Marina Loans will amortize in an aggregate principal amount equal to 20% per annum of the Deferred Marina Loans, in semiannual installments. The final repayment installment of the Deferred Marina Loans falls due later than the maturity of the existing Marina Credit Facility. In addition, from the Marina Amendment Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Marina Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Marina Amendment Agreement also makes certain other changes to the Marina Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Marina Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Leonardo One

NCLC entered into an amendment and restatement agreement (the “Leonardo One Amendment Agreement”), dated as of February 17, 2021 and effective as of February 19, 2021, among Leonardo One, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCL International, Ltd. (“NCLI”), as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., KfW IPEX-Bank GmbH, HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which amends and restates the Loan Agreement, dated as of April 12, 2017 (as amended and restated by an amendment and restatement agreement dated November 21, 2017, as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo One Amendment Agreement, the “Leonardo One Credit Facility”), among Leonardo One, Ltd., as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., KfW IPEX-Bank GmbH, HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee. The Leonardo One Amendment Agreement provides that, from the Leonardo One Amendment Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Leonardo One Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Leonardo One Amendment Agreement also makes certain other changes to the Leonardo One Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Leonardo One Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Leonardo Two

NCLC entered into an amendment and restatement agreement (the “Leonardo Two Amendment Agreement”), dated as of February 17, 2021 and effective as of February 19, 2021, among Leonardo Two, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which amends and restates the Loan Agreement, dated as of April 12, 2017 (as amended and restated by an amendment and restatement agreement dated November 21, 2017, as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Two Amendment Agreement, the “Leonardo Two Credit Facility”), among Leonardo Two, Ltd., as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee. The Leonardo Two Amendment Agreement, from the Leonardo Two Amendment Agreement effective date through and including December 31, 2022, provides that certain of the financial covenants under the Leonardo Two Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Leonardo Two Amendment Agreement also makes certain other changes to the Leonardo Two Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Leonardo Two Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Leonardo Three

NCLC entered into an amendment and restatement agreement (the “Leonardo Three Amendment Agreement”), dated as of February 17, 2021 and effective as of February 19, 2021, among Leonardo Three, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, NCLH, the lenders party thereto, HSBC Bank PLC, BNP Paribas Fortis S.A./N.V., KfW Ipex-Bank GmbH and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, BNP Paribas S.A., as agent and SACE agent, and BNP Paribas S.A., as security trustee, which amends and restates the Loan Agreement, dated as of April 12, 2017 (as amended and restated by an amendment and restatement agreement dated November 21, 2017, as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Three Amendment Agreement, the “Leonardo Three Credit Facility”), among Leonardo Three, Ltd., as borrower, the lenders party thereto, KfW IPEX-Bank GmbH, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, BNP Paribas S.A., as agent and SACE agent, and BNP Paribas S.A., as security trustee. The Leonardo Three Amendment Agreement provides that, from the Leonardo Three Amendment Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Leonardo Three Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Leonardo Three Amendment Agreement also makes certain other changes to the Leonardo Three Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Leonardo Three Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Leonardo Four

NCLC entered into an amendment and restatement agreement (the “Leonardo Four Amendment Agreement”), dated as of February 17, 2021 and effective as of February 19, 2021, among Leonardo Four, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, NCLH, the lenders party thereto, KfW IPEX-Bank GmbH, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, BNP Paribas S.A., as agent and SACE agent, and BNP Paribas S.A., as security trustee, which amends and restates the Loan Agreement, dated as of April 12, 2017 (as amended and restated by an amendment and restatement agreement dated November 21, 2017, as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Four Amendment Agreement, the “Leonardo Four Credit Facility”), among Leonardo Four, Ltd., as borrower, the lenders party thereto, KfW IPEX-Bank GmbH, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, BNP Paribas S.A., as agent and SACE agent, and BNP Paribas S.A., as security trustee. The Leonardo Four Amendment Agreement provides that, from the Leonardo Four Amendment Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Leonardo Four Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Leonardo Four Amendment Agreement also makes certain other changes to the Leonardo Four Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Leonardo Four Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Leonardo Five

NCLC entered into an amendment and restatement agreement (the “Leonardo Five Amendment Agreement”), dated as of February 17, 2021 and effective as of February 19, 2021, among Leonardo Five, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee, which amends and restates the Loan Agreement, dated as of December 19, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Five Amendment Agreement, the “Leonardo Five Credit Facility”), among Leonardo Five, Ltd., as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee. The Leonardo Five Amendment Agreement provides that, from the Leonardo Five Amendment Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Leonardo Five Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Leonardo Five Amendment Agreement also makes certain other changes to the Leonardo Five Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Leonardo Five Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Leonardo Six

NCLC entered into an amendment and restatement agreement (the “Leonardo Six Amendment Agreement”), dated as of February 17, 2021 and effective as of February 19, 2021, among Leonardo Six, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee, which amends and restates the Loan Agreement, dated as of December 19, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Six Amendment Agreement, the “Leonardo Six Credit Facility”), among Leonardo Six, Ltd., as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee. The Leonardo Six Amendment Agreement provides that, from the Leonardo Six Amendment Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Leonardo Six Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Leonardo Six Amendment Agreement also makes certain other changes to the Leonardo Six Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Leonardo Six Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Explorer III

NCLC entered into an amendment and restatement agreement (the “Explorer III Amendment Agreement”), dated as of February 17, 2021 and effective as of February 19, 2021, among Explorer III New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, Seven Seas Cruises S. de R.L., an indirect subsidiary of NCLC, as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee, which amends and restates the Loan Agreement, dated as of December 19, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Explorer III Amendment Agreement, the “Explorer III Credit Facility”), among Explorer III New Build, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee. The Explorer III Amendment Agreement provides that, from the Explorer III Amendment Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Explorer III Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Explorer III Amendment Agreement also makes certain other changes to the Explorer III Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Explorer III Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

O Class Plus One

NCLC entered into an amendment and restatement agreement (the “O Class Plus One Amendment Agreement”), dated as of February 17, 2021 and effective as of February 19, 2021, among O Class Plus One, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, Oceania Cruises S. de R.L., an indirect subsidiary of NCLC, as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee, which amends and restates the Loan Agreement, dated as of December 19, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the O Class Plus One Amendment Agreement, the “O Class Plus One Credit Facility”), among O Class Plus One, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee. The O Class Plus One Amendment Agreement provides that, from the O Class Plus One Amendment Agreement effective date through and including December 31, 2022, certain of the financial covenants under the O Class Plus One Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The O Class Plus One Amendment Agreement also makes certain other changes to the O Class Plus One Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the O Class Plus One Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

O Class Plus Two

NCLC entered into an amendment and restatement agreement (the “O Class Plus Two Amendment Agreement”), dated as of February 17, 2021 and effective as of February 19, 2021, among O Class Plus Two, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, Oceania Cruises S. de R.L., an indirect subsidiary of NCLC, as shareholder, NCLH, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee, which amends and restates the Loan Agreement, dated as of December 19, 2018 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the O Class Plus Two Amendment Agreement, the “O Class Plus Two Credit Facility”), among O Class Plus Two, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, BNP Paribas, as facility agent, Crédit Agricole Corporate and Investment Bank, as SACE agent, and HSBC Corporate Trustee Company (UK) Limited, as security trustee. The O Class Plus Two Amendment Agreement provides that, from the O Class Plus Two Amendment Agreement effective date through and including December 31, 2022, certain of the financial covenants under the O Class Plus Two Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The O Class Plus Two Amendment Agreement also makes certain other changes to the O Class Plus Two Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the O Class Plus Two Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.13 to this Current Report on Form 8-K and incorporated herein by reference.

Seahawk One (Norwegian Bliss)

NCLC entered into a third supplemental agreement (the “Seahawk One Supplemental Agreement”), dated and effective as of February 18, 2021, among Seahawk One, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, an indirect subsidiary of NCLC, as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent, which supplements the Credit Agreement, dated as of July 14, 2014 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Seahawk One Supplemental Agreement, the “Seahawk One Credit Facility”), among Seahawk One, Ltd., as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent. The Seahawk One Supplemental Agreement provides that, among other things, (a) amortization payments due during the Deferral Period on the loans under the Seahawk One Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Seahawk One Credit Facility (the “Deferred Seahawk One Loans”). The Deferred Seahawk One Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 1.20%. After the end of the Deferral Period, the Deferred Seahawk One Loans will amortize in an aggregate principal amount equal to 20% per annum of the Deferred Seahawk One Loans, in semiannual installments. In addition, from the Seahawk One Supplemental Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Seahawk One Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Seahawk One Supplemental Agreement also makes certain other changes to the Seahawk One Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Seahawk One Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.14 to this Current Report on Form 8-K and incorporated herein by reference.

Seahawk Two (Norwegian Encore)

NCLC entered into a fourth supplemental agreement (the “Seahawk Two Supplemental Agreement”), dated and effective as of February 18, 2021, among Seahawk Two, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent, which supplements the Credit Agreement, dated as of July 14, 2014 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Seahawk Two Supplemental Agreement, the “Seahawk Two Credit Facility”), among Seahawk Two, Ltd., as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent. The Seahawk Two Supplemental Agreement provides that, among other things, (a) amortization payments due during the Deferral Period on the loans under the Seahawk Two Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Seahawk Two Credit Facility (the “Deferred Seahawk Two Loans”). The Deferred Seahawk Two Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 1.20%. After the end of the Deferral Period, the Deferred Seahawk Two Loans will amortize in an aggregate principal amount equal to 20% per annum of the Deferred Seahawk Two Loans, in semiannual installments. In addition, from the Seahawk Two Supplemental Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Seahawk Two Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Seahawk Two Supplemental Agreement also makes certain other changes to the Seahawk Two Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Seahawk Two Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.15 to this Current Report on Form 8-K and incorporated herein by reference.

Breakaway One (Norwegian Breakaway)

NCLC entered into a third amendment agreement (the “Breakaway One Amendment Agreement”), dated and effective as of February 18, 2021, among Breakaway One, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank Abp, filial i Norge (formerly Nordea Bank Norge ASA), as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and Commerzbank AG, New York Branch (formerly Deutsche Schiffsbank Aktiengesellschaft), DNB Bank ASA (formerly DNB NOR Bank ASA), HSBC Bank PLC, KfW IPEX-Bank GmbH and Nordea Bank Abp, filial i Norge (formerly Nordea Bank Norge ASA), as joint lead arrangers, which supplements the Credit Agreement, dated as of November 18, 2010 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Breakaway One Amendment Agreement, the “Breakaway One Credit Facility”), among Breakaway One, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank ABP, Filial I Norge, as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and Commerzbank AG, New York Branch (formerly Deutsche Schiffsbank Aktiengesellschaft), DNB Bank ASA (formerly DNB NOR Bank ASA), HSBC Bank PLC, KfW IPEX-Bank GmbH and Nordea Bank Abp, filial i Norge(formerly Nordea Bank Norge ASA), as joint lead arrangers. The Breakaway One Amendment Agreement provides that, among other things, (a) amortization payments due during the Deferral Period on the loans under the Breakaway One Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Breakaway One Credit Facility (the “Deferred Breakaway One Loans”). The Deferred Breakaway One Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 1.10%. After the end of the Deferral Period, the Deferred Breakaway One Loans will amortize in an aggregate principal amount equal to 20% per annum of the Deferred Breakaway One Loans, in semiannual installments. The final repayment installment of the Deferred Breakaway One Loans falls due later than the maturity of the existing Breakaway One Credit Facility. In addition, from the Breakaway One Supplemental Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Breakaway One Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Breakaway One Amendment Agreement also makes certain other changes to the Breakaway One Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Breakaway One Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.16 to this Current Report on Form 8-K and incorporated herein by reference.

Breakaway Two (Norwegian Getaway)

NCLC entered into a fourth amendment agreement (the “Breakaway Two Amendment Agreement”), dated and effective as of February 18, 2021, among Breakaway Two, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank Abp, filial i Norge(formerly Nordea Bank Norge ASA), as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and Commerzbank AG, New York Branch (formerly Deutsche Schiffsbank Aktiengesellschaft), DNB Bank ASA (formerly DNB NOR Bank ASA), HSBC Bank PLC, KfW IPEX-Bank GmbH and Nordea Bank Abp, filial i Norge(formerly Nordea Bank Norge ASA), as joint lead arrangers, which supplements the Credit Agreement, dated as of November 18, 2010 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Breakaway Two Amendment Agreement, the “Breakaway Two Credit Facility”), among Breakaway Two, Ltd., as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank ABP, Filial I Norge, as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and Commerzbank AG, New York Branch (formerly Deutsche Schiffsbank Aktiengesellschaft), DNB Bank ASA (formerly DNB NOR Bank ASA), HSBC Bank PLC, KfW IPEX-Bank GmbH and Nordea Bank Abp, filial i Norge(formerly Nordea Bank Norge ASA), as joint lead arrangers. The Breakaway Two Amendment Agreement provides that, (a) among other things, amortization payments due during the Deferral Period on the loans under the Breakaway Two Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Breakaway Two Credit Facility (the “Deferred Breakaway Two Loans”). The Deferred Breakaway Two Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 1.40%. After the end of the Deferral Period, the Deferred Breakaway Two Loans will amortize in an aggregate principal amount equal to 20% per annum of the Deferred Breakaway Two Loans, in semiannual installments. The final repayment installment of the Deferred Breakaway Two Loans falls due later than the maturity of the existing Breakaway Two Credit Facility. In addition, from the Breakaway Two Supplemental Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Breakaway Two Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Breakaway Two Amendment Agreement also makes certain other changes to the Breakaway Two Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Breakaway Two Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.17 to this Current Report on Form 8-K and incorporated herein by reference.

Breakaway Three (Norwegian Escape)

NCLC entered into a second supplemental agreement (the “Breakaway Three Supplemental Agreement”), dated and effective as of February 18, 2021, among Breakaway Three, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent, which supplements the Credit Agreement, dated as of October 12, 2012 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Breakaway Three Supplemental Agreement, the “Breakaway Three Credit Facility”), among Breakaway Three, Ltd., as borrower, NCLC, as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent. The Breakaway Three Supplemental Agreement provides that, among other things, (a) amortization payments due during the Deferral Period on the loans under the Breakaway Three Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Breakaway Three Credit Facility (the “Deferred Breakaway Three Loans”). The Deferred Breakaway Three Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 1.50%. After the end of the Deferral Period, the Deferred Breakaway Three Loans will amortize in an aggregate principal amount equal to 20% per annum of the Deferred Breakaway Three Loans, in semiannual installments. In addition, from the Breakaway Three Supplemental Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Breakaway Three Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Breakaway Three Supplemental Agreement also makes certain other changes to the Breakaway Three Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Breakaway Three Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.18 to this Current Report on Form 8-K and incorporated herein by reference.

Breakaway Four (Norwegian Joy)

NCLC entered into a third supplemental agreement (the “Breakaway Four Supplemental Agreement”), dated and effective as of February 18, 2021, among Breakaway Four, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent, which supplements the Credit Agreement, dated as of October 12, 2012 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Breakaway Four Supplemental Agreement, the “Breakaway Four Credit Facility”), among Breakaway Four, Ltd., as borrower, NCLC, as guarantor, NCLI, as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent. The Breakaway Four Supplemental Agreement provides that, among other things, (a) amortization payments due during the Deferral Period on the loans under the Breakaway Four Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Breakaway Four Credit Facility (the “Deferred Breakaway Four Loans”). The Deferred Breakaway Four Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 1.50%. After the end of the Deferral Period, the Deferred Breakaway Four Loans will amortize in an aggregate principal amount equal to 20% per annum of the Deferred Breakaway Four Loans, in semiannual installments. In addition, from the Breakaway Four Supplemental Agreement effective date through and including December 31, 2022, certain of the financial covenants under the Breakaway Four Credit Facility will be suspended and the free liquidity test will be replaced by a covenant to maintain at least $200 million in free liquidity. The Breakaway Four Supplemental Agreement also makes certain other changes to the Breakaway Four Credit Facility, including imposing further restrictions on our ability to incur debt, create security, issue equity and make dividends and other distributions.

This summary of the Breakaway Four Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.19 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment and Restatement Agreement, dated as of February 17, 2021, among Explorer New Build, LLC, as borrower, NCL Corporation Ltd., as guarantor, Seven Seas Cruises S. de R.L., as charterer and shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank PLC, and KfW Ipex-Bank GmbH, as joint mandated lead arrangers, and the other parties thereto, which amends and restates the Loan Agreement, originally dated as of July 31, 2013. #

10.2	Amendment and Restatement Agreement, dated as of February 17, 2021, among Explorer II New Build, LLC, as borrower, NCL Corporation Ltd., as guarantor, Seven Seas Cruises S. de R.L., as charterer and shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank PLC, and KfW Ipex-Bank GmbH, as joint mandated lead arrangers, and the other parties thereto, which amends and restates the Loan Agreement, originally dated as of March 30, 2016. #
10.3	Amendment and Restatement Agreement, dated as of February 17, 2021, among Riviera New Build, LLC, as borrower, NCL Corporation Ltd., as guarantor, Oceania Cruises S. de R.L., as charterer and shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and the other parties thereto, which amends and restates the Loan Agreement, originally dated as of July 18, 2008. #
10.4	Amendment and Restatement Agreement, dated as of February 17, 2021, among Marina New Build, LLC, as borrower, NCL Corporation Ltd., as guarantor, Oceania Cruises S. de R.L., as charterer and shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and the other parties thereto, which amends and restates the Loan Agreement, originally dated as of July 18, 2008. #
10.5	Amendment and Restatement Agreement, dated as of February 17, 2021, among Leonardo One, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., KfW Ipex-Bank GmbH, HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, and the other parties thereto, which amends and restates the Loan Agreement, originally dated as of April 12, 2017. #
10.6	Amendment and Restatement Agreement, dated as of February 17, 2021, among Leonardo Two, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, and the other parties thereto, which amends and restates the Loan Agreement, originally dated as of April 12, 2017. #
10.7	Amendment and Restatement Agreement, dated as of February 17, 2021, among Leonardo Three, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, HSBC Bank PLC, BNP Paribas Fortis S.A./N.V., KfW Ipex-Bank GmbH and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, and the other parties thereto, which amends and restates the Loan Agreement, originally dated as of April 12, 2017. #
10.8	Amendment and Restatement Agreement, dated as of February 17, 2021, among Leonardo Four, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, KfW IPEX-Bank GmbH, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, and the other parties thereto, which amends and restates the Loan Agreement, originally dated as of April 12, 2017. #
10.9	Amendment and Restatement Agreement, dated as of February 17, 2021, among Leonardo Five, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, and the other parties thereto, which amends and restates the Loan Agreement, originally dated as of December 19, 2018. #

10.10	Amendment and Restatement Agreement, dated as of February 17, 2021, among Leonardo Six, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale, as joint mandated lead arrangers, and the other parties thereto, which amends and restates the Loan Agreement, originally dated as of December 19, 2018. #
10.11	Amendment and Restatement Agreement, dated as of February 17, 2021, among Explorer III New Build, LLC, as borrower, NCL Corporation Ltd., as guarantor, Seven Seas Cruises S. de R.L., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale., as joint mandated lead arrangers, and the other parties thereto, which amends and restates the Loan Agreement, originally dated as of December 19, 2018. #
10.12	Amendment and Restatement Agreement, dated as of February 17, 2021, among O Class Plus One, LLC, as borrower, NCL Corporation Ltd., as guarantor, Oceania Cruises S. de R.L., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale., as joint mandated lead arrangers, and the other parties thereto, which amends and restates the Loan Agreement, originally dated as of December 19, 2018. #
10.13	Amendment and Restatement Agreement, dated as of February 17, 2021, among O Class Plus Two, LLC, as borrower, NCL Corporation Ltd., as guarantor, Oceania Cruises S. de R.L., as shareholder, Norwegian Cruise Line Holdings Ltd., the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC, KfW IPEX-Bank GmbH, Cassa Depositi e Prestiti S.P.A., Banco Santander, S.A. and Société Générale., as joint mandated lead arrangers, and the other parties thereto, which amends and restates the Loan Agreement, originally dated as of December 19, 2018. #
10.14	Third Supplemental Agreement, dated February 18, 2021, to Seahawk One Credit Agreement, dated July 14, 2014, by and among Seahawk One, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent. #
10.15	Fourth Supplemental Agreement, dated February 18, 2021, to Seahawk Two Credit Agreement, dated July 14, 2014, by and among Seahawk Two, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR Agent. #
10.16	Third Amendment Agreement, dated February 18, 2021, to Breakaway One Credit Agreement, dated November 18, 2010, by and among Breakaway One, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank Abp, filial i Norge, as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and the other parties thereto. #
10.17	Fourth Amendment Agreement, dated February 18, 2021, to Breakaway Two Credit Agreement, dated November 18, 2010, by and among Breakaway Two, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, the lenders party thereto, KfW IPEX-Bank GmbH, as facility agent, collateral agent and CIRR agent, Nordea Bank Abp, filial i Norge, as documentation agent, Commerzbank Aktiengesellschaft, as Hermes agent, and the other parties thereto. #
10.18	Second Supplemental Agreement, dated February 18, 2021, to Breakaway Three Credit Agreement, dated October 12, 2012, by and among Breakaway Three, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, the lenders thereto and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR agent. #

10.19	Third Supplemental Agreement, dated February 18, 2021, to Breakaway Four Credit Agreement, dated October 12, 2012, by and among Breakaway Four, Ltd., as borrower, NCL Corporation Ltd., as guarantor, NCL International, Ltd., as shareholder, the lenders therein defined and KfW IPEX-Bank GmbH, as facility agent, Hermes agent, bookrunner, initial mandated lead arranger, collateral agent and CIRR agent. #
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

# Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 23, 2021

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/ Mark A. Kempa
Name: Mark A. Kempa
Title: Executive Vice President and Chief Financial Officer